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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




      Date of Report (date of earliest event reported): February 22, 2002



                          TRANSOCEAN SEDCO FOREX INC.
             (Exact name of registrant as specified in its charter)




         CAYMAN ISLANDS                 333-75899               66-0582307
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)         Identification No.)



                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (713) 232-7500

                                       N/A

          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On February 22, 2002, the Company issued a press release announcing the waiver of a consent condition with respect to its previously announced exchange offers for six series of R&B Falcon Corporation notes. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibit is filed herewith:

99.1     Press Release dated February 22, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TRANSOCEAN SEDCO FOREX INC.


  Date: February 22, 2002              By: /s/ GREGORY L. CAUTHEN
                                         ---------------------------------------
                                         Gregory L. Cauthen
                                         Vice President, Chief Financial Officer
                                         and Treasurer

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                                 EXHIBIT INDEX

Exhibit
Number                      Description
-------                     -----------

99.1           Press Release dated February 22, 2002.